Exhibit 99.2

 Investor PresentationMay 2023  NYSE: AESI

 Forward-Looking Statements  This presentation contains “forward-looking statements” of Atlas Energy Solutions Inc. (“Atlas,” the “Company,” “AESI,” “we,” “us” or “our”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include statements about our business strategy, industry, future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance. Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility stemming from the continued impacts of COVID-19, including any new strains or variants, the ongoing war in Ukraine, adverse developments affecting the financial services industry, our ability to complete growth projects, including the Dune Express, on time and on budget, actions of OPEC+ to set and maintain oil production levels, the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil, inflation, environmental risks, operating risks, regulatory changes, lack of demand, market share growth, the uncertainty inherent in projecting future rates of reserves, production, cash flow, access to capital, the timing of development expenditures and other factors discussed under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (“SEC”) on January 31, 2023 (as later amended) in connection with our initial public offering (our “IPO”) or any of our other filings with the SEC.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty and do not intend to update any forward-looking statements to reflect events or circumstances after the date of this presentation.  Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Free Cash Flow Margin Adjusted Free Cash Flow Conversion and Maintenance Capital Expenditures are non-GAAP supplemental financial measures are used by our management and by external users of our financial statements such as investors, research analysts and others, in the case of Adjusted EBITDA, to assess our operating performance on a consistent basis across periods by removing the effects of development activities, provide views on capital resources available to organically fund growth projects and, in the case of Adjusted Free Cash Flow, to assess the financial performance of our assets and their ability to sustain dividends over the long term without regard to financing methods, capital structure, levels of reinvestment or historical cost basis. These measures do not represent and should not be considered alternatives to, or more meaningful than, net income, income from operations, net cash provided by operating activities or any other measure of financial performance presented in accordance with GAAP as measures of our financial performance. Adjusted EBITDA and Adjusted Free Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income, the most directly comparable GAAP financial measure. Our computation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Free Cash Flow Margin, Adjusted Free Cash Flow Conversion and Maintenance Capital Expenditures may differ from computations of similarly titled measures of other companies.   We define Adjusted EBITDA as net income (loss) before depreciation, depletion and accretion, interest expense, income tax expense, stock and unit-based compensation, gain (loss) on extinguishment of debt and unrealized commodity derivative gain (loss).We define Adjusted EBITDA Margin as Adjusted EBITDA divided by total sales. We define Adjusted Free Cash Flow as Adjusted EBITDA less Maintenance Capital Expenditures. We define Maintenance Capital Expenditures as capital expenditures less growth capital expenditures. We define Adjusted Free Cash Flow Margin as Adjusted Free Cash Flow divided by total sales. We define Adjusted Free Cash Flow Conversion as Adjusted Free Cash Flow divided by Adjusted EBITDA.  Reserves  This Presentation includes frac sand reserve and resource estimates based on engineering, economic and geological data assembled and analyzed by our mining engineers, which are reviewed periodically by outside firms. However, frac sand reserve estimates are by nature imprecise and depend to some extent on statistical inferences drawn from available drilling data, which may prove unreliable. There are numerous uncertainties inherent in estimating quantities and qualities of frac sand reserves and non-reserve frac sand deposits and costs to mine recoverable reserves, many of which are beyond our control and any of which could cause actual results to differ materially from our expectations. These uncertainties include: geological and mining conditions that may not be fully identified by available data or that may differ from experience; assumptions regarding the effectiveness of our mining, quality control and training programs; assumptions concerning future prices of frac sand, operating costs, mining technology improvements, development costs and reclamation costs; and assumptions concerning future effects of regulation, including the issuance of required permits and taxes by governmental agencies.  Trademarks and Trade Names  The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks and trade names.  Industry and Market Data   This presentation has been prepared by the Company and includes market data and certain other statistical information from third-party sources, including independent industry publications, government publications, and other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these third-party publications. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only; there can be no assurance that such conditions will actually occur. Please also see “Forward-Looking Statements” disclaimer above.  2  Important Disclosures

 3  Today’s Presenters  John Turner – President & CFO  20+ years of experience in the energy industry  CFO of BEXP (Non-Op), Mediterranean Resources; VP Finance of Brigham Exploration Company (NYSE: BEXP); investment banker at Prudential  M.B.A. & B.B.A., McCombs School of Business at the University of Texas  Selected Experience  Chris Scholla – Chief Supply Chain Officer  15+ years experience in energy supply chain & logistics  Supply Chain Director of the Oilfield Tech Group at Hexion Inc., Planning assistant at DD  M.B.A. from the Mason School of Business at William & Mary, B.S. from Penn State  Selected Experience  Kyle Turlington – VP, Investor Relations  25+ years of experience in institutional equity sales, 15 years energy specialty sales  Managing Director of Institutional Energy Equity Sales at Piper Sandler, and Principal of Institutional Equity Sales and Bank of America  B.A. from the University of Texas  Selected Experience

Atlas Energy Solutions (NYSE: AESI) at a Glance

Atlas Energy Solutions

Market Capitalization [1] $1.7B
Enterprise Value [1] $1.5B
Quarterly Variable Dividend: $0.15 / share
Resource Life [2] 100+ years
Employees ~397
Headquarters Austin, Texas
Stock Symbol NYSE: AESI


MACK

Constructively Disrupting the Permian Basin

(1) Source: Bloomberg. Market data as of 05-May-2023. | (2) Resource life calculated as reserve life + resource life. Calculated as (reserves + resources) / 10mmtpy of annual production capacity. Annual production capacity is projected to increase to 15mmtpy of annual capacity by year-end 2023.

Atlas Energy Solutions (NYSE: AESI) | May 2023 4

Atlas Energy Solutions Q1 2023 Update

Sales	Adj. EBITDA [1]	Adj. FCF [1]	Net Income	Cash from Ops
$153mm	$84mm	$77mm	$63mm	$54mm
~2.8mm tons	~55% margin	~50% margin	~41% margin	~129% growth y/y

Dune Express Update

- Have ordered >50% of equipment, 40% of installation / services
- Have cleared ~15 miles of the right of way and laid down 15 acres of caliche
- Expected commercial in-service Q4 2024

Logistics Update

- Business is ramping up, showing early success
- Have achieved payloads >70 tons per truck (vs. market standard ~23 tons)
- Deliveries have progressed on-time and on-budget

Kermit Expansion

On-time & On-budget

Planned in-service Q4 2023



Silos currently going up

Permian Sand Market

- Market pricing remains attractive with robust activity levels and growing demand
- Operators are signaling capex growth even at oil prices lower than today's levels
- Permian is insulated from natural gas price weakness, 12-month WTI Strip is ~$70 [2]
- Frac crews migrating from gas plays have potential to add to Permian sand demand

(1) Non-GAAP financial measure. See Appendix for reconciliations of non-GAAP measures to the nearest GAAP measures. | (2) Bloomberg as of 05-May-2023.

Atlas Energy Solutions (NYSE: AESI) | May 2023

Atlas Energy Solutions 5

 Company Overview / Introduction

Atlas is a Leading Pure-Play Permian Proppant and Logistics Provider

Key Investment Highlights

Strong Financial Performance and Growth Profile

- Strong + resilient margins
- Low capital intensity required to maintain core business
- Strong balance sheet with low financial leverage
- High growth potential given ongoing capital projects
- Compelling valuation versus peers

High Quality, Differentiated Asset Base

- Giant open dunes are best-in-class resource
- Plants with automation + redundancy maximize efficiency
- Water access enables low-cost electric dredge mining
- Dune express is a step-change in sand logistics
- Fit-for-purpose trucking assets with expanded payloads

Proven Team, Compelling Track Record, E&P Experience

- Bud Brigham led team with a track record of performance
- Long-time E&P operators now optimizing sand solutions
- Innovators applying proven technology in novel ways
- Proven ability to return capital to shareholders

Scaled Permian Assets to Service Entire Permian (1,2)



Terry
Lynn
Garza
Kent
Gaines
Borden
Scurry
Lea
Eddy
Andrews
Howard
Mitchell
Ector
Winkler
Glasscock
Sterling
Culberson
Ward
Reeves
Crane
Davis
Pecos
Crockett
Terrell
Atlas Sand Mine
Dune Express
Active Rigs 04-21-2023
Winkler Trend
Delaware & Midland Basins
25 Mile Distance Band
50 Mile Distance Band
100 Mile Distance Band

Atlas & Sustainable Environmental and Social Progress

A long-term focus on shareholders and profits produces favorable environmental and social outcomes:

- Dune Express: 42-mile conveyor to transport sand into core Permian acreage will make roads safer, reduce emissions
- Fit-for-purpose wellsite delivery assets with significantly expanded payloads and the potential for automation further aims to enhance safety and emissions improvements
- Electric dredge mining = lower cost, lower emissions

Source: Enverus, Baker Hughes. | (1) Represents planned Dune Express route based on secured rights-of-way and federal permits. | (2) Map reflects active horizontal rigs as of 21-Apr-2023.

Atlas Energy Solutions (NYSE: AESI) | May 2023 7

What's in Atlas's Differentiated Logistics Offering, and Why it Matters

Drives significant future FCF growth potential; provides safety and emissions benefits

Fit-for-Purpose Wellsite Delivery Assets

- Atlas's trucking fleet can handle comparably large payloads to drive efficiencies
- Fleet expected to be comprised of 120 trucks by YE 2023
  - Expected to deliver ~13mmtpy with Dune Express
  - Currently have 23 trucks operating as of 3/31/23
  - Have completed jobs with payloads approach 100 tons per truck, roughly 4x industry standard
- Ramping up prior to Dune Express for a smooth transition
- Fully funded by Stonebriar equipment leasing facility [(1)]

Double-Trailers at Customer Wellsite



Wellsite Delivery Assets at Atlas's Monahans Facility


MACK

Dune Express

- First ever long-haul overland conveyor to deliver proppant
  - 42-miles long, 13mmtpy capacity, connected to Kermit
  - ~85,000 tons of total storage tied-in to 4+ loadouts
- Established technology utilized in many mining applications
  - Atlas has 5+ miles of conveyors at its facilities
  - Conveyors worldwide transport bulk materials at distance
  - Conveyors are low cost and high reliability
- Rights-of-way are fully assembled, took years to complete
  - Substantial risk mitigation enabled by multi-year process
- **Expected to drive margin expansion, enhance safety to the local community and reduce emissions**

Illustrative Rendering of the Dune Express



(1) Master lease agreement provides Atlas with the right, but not the obligation, to fund up to $70mm of transportation & logistics equipment.

Atlas Energy Solutions (NYSE: AESI) | May 2023
Atlas Energy Solutions 8

Kermit Expansion to Increase Company Production Capacity by 50%

Atlas is expanding it's basin leading production capacity

- In response to the significant increase in market demand for Atlas proppant, and in connection with the expansion of our logistics offering, we are expanding our Kermit production capacity by 100%
  - Provides incremental production capacity of 5.0mmtpy for pro forma production capacity of 15.0mmtpy
  - Significantly increases Atlas's size and scale
  - Increased production capacity enables Atlas logistical optimization
- Expansion project is on-time and on-budget
- In-service date of Q4 2023

Atlas is Expanding it's Differentiated Proppant Producing Leadership (1)



Kermit Facility Expansion will increase Atlas's production capacity by ~50%
Existing Production Capacity
Capacity Under Construction
Estimated Production Capacity (1,2)
84
2024E Demand
77
76
2023E Demand
71
Estimated 12/31/23 Permian Production Capacity 70.8mmtpy
15+
10.0
8.0
6.9
7.0
7.0
6.3
6.3
5.8
5.8
5.6
5.6
4.2
4.2
3.6
3.6
3.2
3.2
2.8
2.8
2.2
1.4
2.1
2.1
1.7
1.7
1.4
1.4
0.5
0.5
Atlas
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O

Source: Lium, Rystad, management estimates. | (1) Lium Local Sand Plants – Permian 1Q23. Estimated Permian Production capacity assumes competitor mines operate at 70% of nameplate capacity. Includes the addition of incremental nameplate capacity presently under construction. | (2) Lium and Rystad proppant demand estimates for 23E and 24E.

Atlas Energy Solutions (NYSE: AESI) | May 2023 9

Permian is the #1 Oil Basin; Efficiencies Drive Growing Proppant Demand

Permian Basin Production & Rig Count (1,2)


The Permian Basin is Driving U.S. Shale Production
Oil Production (mmbbl / d)
10
9
8
7
6
5
4
3
2
1
-
70%
60%
50%
40%
30%
20%
10%
-
Permian Rigs as a % of Total U.S.
2016
2017
2018
2019
2020
2021
2022
2023
Permian
Eagle Ford
Bakken
Niobrara
Anadarko
Other

Permian Frac Fleets & Proppant per Fleet per year (1)


Permian Frac Fleets
Proppant per Frac Fleet (k tons)
Estimates from Rystad and Lium
Simul-Frac Fleets Can Use >1mmtpy
269
275
327
414
537
572
599
665
667
47
94
125
115
63
84
104
113
109
131
109
2016
2017
2018
2019
2020
2021
2022
2023E
2024E

Average Permian Basin Proppant per Well (1)


Permian Proppant per Well (tons)
Equivalent Truckloads of Proppant (3)
290
312
334
363
384
399
403
426
433
6,819
7,336
7,840
8,536
9,014
9,378
9,482
10,004
10,170
2016
2017
2018
2019
2020
2021
2022
2023E
2024E

Permian Basin Proppant Demand (1)


Permian Proppant Demand (mmtpy)
Permian as % of U.S. Total
Estimates from Rystad and Lium
Equivalent to ~3.2mm to ~3.6mm truckloads per year (3)
30%
32%
38%
41%
45%
50%
49%
53%
58%
13
26
41
48
34
48
62
77
71
84
76
1Q '23 Permian Proppant Production Capacity = ~60mmtpy (4)
2016
2017
2018
2019
2020
2021
2022
2023E
2024E

(1) Per Lium, Rystad, Baker Hughes and EIA. 2023E and 2024E frac fleet and proppant demand forecast based on Lium and Rystad guidance. | (2) Area chart represents production by basin and line chart represents Permian's share of the total U.S. rig count. | (3) Assumes 23.5 tons per truckload of proppant. | (4) Current nameplate capacity in the Permian Basin is approximately 74 million tons per year according to Rystad Energy estimates. Rystad currently estimates a current utilization rate of 75% to 85%.

Atlas Energy Solutions (NYSE: AESI) | May 2023
Atlas Energy Solutions 10

 Key Investment Highlights

 Atlas has leading margin performance when compared to peers. See slide 11. | (2) Annualized. | (3) Non-GAAP financial measure. See Appendix for reconciliations of non-GAAP measures to the nearest GAAP measures.  12  Industry Leading Sustainability, Financial Performance & Growth (1)  Growing Sales   with Diversified Customer Base  Growing Adjusted EBITDA with Resilient   Through-Cycle  Margins  Strong Cash Flow  Adj. EBITDA to Adj. FCF Conversion (%) (3)  89%  87%  92%  Sales ($mm)  Adj. EBITDA & Adj. EBITDA Margin ($mm) (3)  Adj. Free Cash Flow & Adj. Free Cash Flow Margin ($mm) (3)  Volume (mmtpy)  8.3  10.2  11.2 (2)  Avg. Price ($/ton)  $17.21  $40.10  $46.45        Strong Financial Performance and Growth Profile  Annualized  Annualized  Annualized

 Source: Public Filings, Bloomberg Consensus data as of 05-May-2023. | Big Three Oilfield Services: SLB, BHI and HAL. | Equipment & Infra.: NOV, FTI, WHD and OII. | Chemical / Water / Proppant: CHX, SES, SOI, ARIS and SLCA. | Production & Field Services: USAC, AROC, XPRO, HLX and CLB. | Midstream: KMI, WMB, OKE, TRGP, MMP, WES, ENLC and ETRN.  13  Atlas aims to deliver returns through a combination of growth and income  Exceptional Margins & Growth that Merit Multiple Expansion  Strong Financial Performance and Growth Profile  Atlas Trades at a Discount to Peers while Wall Street Consensus Margins and Growth Outperform

Open Dunes Differentiate Atlas on Scale, Quality, Costs & Margins

Geology of open dunes differentiates Atlas

- Improved process yields relative to off-dune deposits enhances economics
- Better testing results on key quality metrics (crush, turbidity, etc.)
- Large, deep deposits with consistent reserve mix
- Costless Pecos Valley Aquifer provides unique dredging & washing advantage
- Over 100 years of resource life (1)
- **~100 feet of consistent stacked pay produces > economic yields**

Illustrative Cross-Section

Atlas Giant Open Dune Advantage	Off-Dune Deposit
Deposit Yields: ~85-90%	Deposit Yields: ~65-70%



Legend
Stabilized Dune Zones
Thin Buried soil horizons
Saturated thickness
~100 ft. of Stacked Pay
Unconfined Pecos Valley Aquifer
~40ft to ~50ft ft. of Payable Depth
Vegetation
Silty Sand Sheet
Stabilized Dune
Caliche (~5-30ft thick)
Stabilized Dune
Clay
Stabilized Dune
Silt & Clay
Stabilized Dune
Caliche
Stabilized Dune
Silt & Clay

Premier Assets Bookending the Winkler Sand Trend



Atlas Kermit:
• 5,826 gross acres (all on Kermit Giant Open Dune)
• ~93% WI / ~87% to 93% NRI
• Atlas holds >50% of the Kermit Giant Open Dune's areal extent
• Atlas holds both fee and leases
Kermit
Winkler
Atlas Monahans:
• ~32,000 gross acres (~8,750 on the Monahans Giant Open Dune, or ~100% of this dune excluding the state park)
• 100% WI / 92% to 97% NRI depending on proppant prices
• Leased
State Park
Ward
Monahans
Atlas Sand Mine
Atlas Leased Land
Atlas Fee Land
Monahans State Park

Source: Atlas 2022 Reserve Report (produced by John T. Boyd Company), Atlas internal, illustrative of processes and characteristics of different styles of Permian aeolian deposits April 2023. | (1) Resource life calculated as reserve life + resource life. Calculated as (reserves + resources) / 10mmtpy of annual production capacity. Annual production capacity is projected to increase to 15mmtpy of annual capacity by year-end 2023. | Note: WI = Working Interest, defined as the average % interest in the gross acres that Atlas owns or leases out of the areal extent of the acreage footprint. NRI = Net Revenue Interest, defined as WI * (1- average royalty rate).

Atlas Energy Solutions (NYSE: AESI) | May 2023
High Quality, Differentiated Asset Base
14

Atlas Plants Designed to Maximize Reliability and Efficiency

- Only Permian mines with electric dredge; lower cost & emissions
- Advantaged, no cost, water access (Atlas recycles ~95% of water)
- Equipment redundancies maximize plant utilization, reliability
- Largest dry storage in basin, efficient loadout maximizes reliability

Automation = reduced labor costs

Hours worked / 1mmtpy Capacity (1)



100,000
80,000
60,000
40,000
20,000
AESI
Peers
A T L A S

Note: Engineering rendering does not depict all planned equipment additions at Kermit. | (1) Per Lium data & management estimates; represents total hours worked as reported to MSHA divided by nameplate capacity as estimated by Lium.

Atlas Energy Solutions (NYSE: AESI) | May 2023

High Quality, Differentiated Asset Base

15

Atlas Expects to Deliver Significant Logistics Efficiency Gains

Daily Proppant Delivery Capacity per Truck (Current)



Atlas Sand Mine
Max Proppant w/o Dune Express (tons)
< 100
100 - 124
125 - 149
150 -174
175 - 200
200 - 350
Andrews
Lea
Eddy
Winkler
Loving
Ward
Culberson

Today, a truck can deliver only ~125 to ~150 tons to this point in a day, ~95% of which is on commercial roads

Daily Proppant Delivery Capacity per Truck (Dune Express)



Atlas Sand Mine
Dune Express Route (1)
Max Proppant w/ Dune Express (tons)
< 100
351 - 500
100 - 124
> 500
125 - 149
150 - 174
175 - 199
200 - 350
Andrews
Lea
Eddy
Winkler
Loving
Ward
Culberson

With the Dune Express, a truck can deliver up to 500 tons a day to this same point, none of which impacts the commercial roads and the communities!

Operational Efficiency Gains Driving Huge Safety + Emissions Benefits

~70%

- Expected Reduction in Mileage Driven (2)
- Expected Reduction in Traffic Accident & Fatality Rate (2)
- Expected Reduction in Emissions (2, 3)
- …all while driving up throughput per truck per day 3x – 10x+

Source: Enverus, Management analysis and estimates. | (1) Represents planned Dune Express route based on secured rights-of-way and federal permits. | (2) Estimates represent anticipated reductions over a 30-year period; Management's internal analysis, based on results of study completed by Texas A&M Transportation Institute. | (3) Emissions includes CO_2, CH_4, N_2O, PM10 + PM2.5 particulates and is calculated on a CO_2e basis. Represents anticipated emissions reductions over a 30-year period.

Atlas Energy Solutions (NYSE: AESI) | May 2023 High Quality, Differentiated Asset Base Atlas Energy Solutions 16

Selected Bulk Material Conveyor Systems Operating Around the World

Conveyors are commonly used to transport bulk materials globally

Applying an Old Technology to a New Application: The Dune Express will be the First Long-Distance Conveyor to Transport Proppant



Built in 1971
60+ miles

Freeport-McMoRan (Henderson Mine)
Teck Resources (Quintette Mine)
Arch Resources (Black Thunder Mine)
Murray Energy (Robinson Run)
Vale SA (Serra Sul Mine)
Vale SA (Vale S11D Connection)
Boilden AB (Aitik Copper Mine)

Rio Tinto (Kennecot Mine)
Peabody Coal (Kayenta Mine)
Freeport-McMoRan (Morenci Mine)
Vistra Corp (Three Oaks Mine)
Vistra Corp (Sandown Mine)
Atlas (Dune Express)
Vale SA (Bayovar Mine)
Newmont Mining (Conga Project)
Anglo American (Collahuasi Mine)
Freeport-McMoRan (El Abra Mine)

Bechtel (Los Pelambres Mine)
Sasol (Secunda Coal Mine)
Glencore (Boschmanspoort Mine)
BHP Biliton (Middleburg Mine)
Sasol (Shondoni Mine)
Sasol (Impumelelo Mine)

OCP Group (Phosboucras)
Rio Tinto (Oyu Tolgoi)
Kodeco Kodeco Project
Rio Tinto (Channar Ore Mine)
Sumitomo Group (Blluewater Power)
Synergy (Muja Power Station)
Anglo American (Dawson Mine Complex)
BHP Biliton (Worsely Alumina)
Sasol (Twistdraai Colliery)

Material denoted by Color			
	Coal	Copper	Iron
	Gold	Proppant	Other

Distance denoted by Shape (*miles*)	○	□	△	★
	<10	10-20	20-30	30+

Source: Company disclosures, Mindat Research, Mining Weekly, Conveyor Equipment Manufacturers Association, Western Sahara Resource Watch.

Atlas Energy Solutions (NYSE: AESI) | May 2023 High Quality, Differentiated Asset Base Atlas Energy Solutions 17

Atlas General Contractor Approach & Experience Controls Costs and Ensures Timelines

Atlas Major Construction Projects since 2017 (1)



Kermit Facility



Monahans Facility



Kermit Expansion



Dune Express

Dune Express Update: Q4 2024 expected commercial in-service

Milestones achieved from 2017 – IPO (September 1, 2017 – March 9, 2023)	Milestones achieved since IPO (March 9, 2023 – April 30, 2023)	Construction (next ~18 – 20 months)

Dune Express is years in the making:

- Numerous project studies & surveys completed
- Detailed engineering plans laid out
- Key vendor relationships developed
- Right of way acquired
- All material permits, including key state & federal permits obtained
- Anchor contracts signed
- Required capital raised through IPO

Dune Express is off and running:

- Procurement: Have ordered >50% of equipment + materials, >40% of installation / labor services
- Procurement: Orders are largely contracted, providing budget visibility
- Construction: 15 miles of conveyor corridor cleared
- Construction: 5 miles of conveyor corridor graded
- Construction: 15 acres of caliche pads constructed for overhead crossings, transfer stations, laydown yards, etc.

Atlas is well positioned for success:

- Hired top-tier engineering firms
- Atlas has a highly experienced construction team
- As our own general contractor, Atlas has increased control over the project
- Kermit expansion provides real-time insight into market trends
- Acquisition of right of way was one of the project's greatest challenges
- Atlas has constructed >5 miles of conveyors in our sand facilities

(1) In addition, Atlas has overseen a number of maintenance capital projects since 2017.

Atlas Energy Solutions (NYSE: AESI) | May 2023

Proven Team, Compelling Track Record, E&P Experience

Atlas Energy Solutions 18

Management's E&P Background and Track Record of Value Creation

Disruptive Oil & Gas Ventures with Track Record of Success

Pioneering Use of 3D Seismic, Disruption in Horizontal D&C Techniques within the Oil-Rich Bakken Shale

BRIGHAM Exploration Company

IPO in 1997

Sold to Statoil in 2011 for $4.7 billion

Drilling & Completion Innovations in Delaware Basin; Early Adopter of E-Frac & Proppant Loading >5,000 lbs per foot

Brigham Resources

Sold to Diamondback Energy, Inc. in 2017 for $2.6 billion

Technically Sophisticated Tier One Minerals Model

Brigham Minerals

IPO in 2019

Sitio Merger = $2.2 billion value to MNRL

145% total return from IPO to sale (1)

Differentiated Permian Pure-Play Proppant Producer with Game Changing Logistics Platform

Atlas Energy Solutions

Q1 2023 Adj. EBITDA of $84.0 million (2)

Q1 2023 Adj. EBITDA Margin of 55% (2)

Management's E&P Background Drives Customer Success

What We Observed Through an E&P Operator's Lens

- The Permian is North America's premier shale resource
- Proppant is mission-critical to efficient shale development
  - Logistics challenges are a barrier to optimization
- The sector was primed for positive disruption due to inefficiencies:
  - Out-of-basin proppant not cost effective
  - Plants not designed for just-in-time demand model
  - Local roadways overwhelmed by robust activity levels
- Need for high-quality, reliable and efficient in-basin sand

Our Differentiated Approach to Transform the Market + SESP

- Focused on giant open dunes with unique geologic attributes
  - Plentiful water, quality product, high mining yields
- Plants designed with operator mindset; scaled for efficiency with multiple redundancies to minimize downtime
- Culture of technological innovation drives Atlas's growth
- We have "walked the walk" on sustainability, putting shareholders and corporate integrity first to drive **Sustainable Environmental and Social Progress ("SESP")**

Note: Past performance by members of our management team, our directors or their respective affiliates may not be indicative of future performance. | Source: Bloomberg, public disclosures. | (1) Total return calculated as cumulative dividends plus stock price appreciation (IPO date through 28-Dec-2022 and includes the reinvestment of dividends and is pro forma for Sitio merger). | (2) Non-GAAP financial measure. See Appendix for reconciliations of non-GAAP measures to the nearest GAAP measures.

Atlas Energy Solutions (NYSE: AESI) | May 2023

Proven Team, Compelling Track Record, E&P Experience

Atlas Energy Solutions 19

 High Quality, Differentiated Asset Base with Unmatched Scale to Match Industry Needs  Proven Team, Compelling Track Record, E&P Experience  Strong Financial Performance, Exceptional Margins & Growth Profile at an Attractive Valuation  Foundation of Mission Critical Proppant with Transformative Logistics Expanding to Enhance Permian Efficiencies  20  Atlas Energy Solutions (NYSE: AESI) Investment Highlights  Illustrative Dune Express Highway Overpass  Atlas Wellsite Delivery Asset  Atlas conveyor fed silos at Kermit Facility

 Appendix

Atlas's Business is Inherently Different from Legacy Sand Providers

Atlas Advantage Underpinned by In-Basin + Just-in-Time Model Drives Efficiency + Profits

Midwestern Supply Chain: ~1,300+ miles, by train + truck

In-Basin Supply Chain: ~25 – 150 mile by truck

Dune Express Supply Chain: ~0 – 65 mile by truck



Midwestern Sand Mines
Gaines
Andrews
Ector
Loving
Winkler
Culberson
Atlas Sand Mine
Dune Express
Drop Depot
Winkler Trend
Active Rigs 04/23
Delaware & Midland Basin
Dune Express
Winkler Trend
Rail



Distance From Mine to Wellsite (miles)
Associated Logistics Emissions (mmlbs CO_2e)(1)
~1,300
10.9
3.2
2.6
0.9
~150
~150
~65
~25
~25
<5
Midwestern
In-Basin (3)
Atlas (3)
Dune Express
The Dune Express is expected to take 55 million miles of sand truckloads off of public roadways, driving meaningful reductions in emissions, traffic accidents and traffic fatalities in the region (2)

Source: Union Pacific Calculator, Management's internal analysis, based on results of study completed by Texas A&M Transportation Institute. | (1) Emissions includes CO_2, CH_4, N_2O, PM10 + PM2.5 particulates and is calculated on a CO_2e basis. Represents anticipated emissions reductions over a 30-year period. | (2) Assumes a 50-mile reduction in miles driven one-way from mine to wellsite. | (3) Illustrative average miles driven one-way from in-basin mine site to well site.

Atlas Energy Solutions (NYSE: AESI) | May 2023

22

Reconciliation and Calculation ofNon-GAAP Financial Measurements

 Positive working capital changes reflect capital expenditures in the current period that will be paid in a future period. Negative working capital changes reflect capital expenditures incurred in a prior period but paid during the period presented.   24  Reconciliation and Calculation of Non-GAAP Financial Measurements

 25  Reconciliation and Calculation of Non-GAAP Financial Measurements

 Investor Relations Contact  For more information, please visit our website at https://atlas.energy/  IR Contact:  Kyle Turlington  5918 W Courtyard Drive, Suite #500; Austin, Texas 78730  (T) 512-220-1200  IR@atlas.energy  NYSE: AESI